LIQUIDITY AND GOING CONCERN CONSIDERATIONS	6 Months Ended
Mar. 31, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY AND GOING CONCERN CONSIDERATIONS

2. LIQUIDITY AND GOING CONCERN CONSIDERATIONS

The financial statements have been prepared assuming that the Company will continue as a going concern. The Company evaluated whether conditions and events, considered in the aggregate, raise substantial doubt about its ability to continue as a going concern in accordance with Accounting Standards Update (“ASU”) 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40).

For the six-month period ended March 31, 2026, the Company incurred a net loss of ¥2,593 million and had negative cash flows from operating activities of ¥134.5 million. As of March 31, 2026, the Company had cash and cash equivalents of ¥187.4 million and working capital of ¥248.6 million. In view of these circumstances and the Company’s accumulated losses to date, management concluded that substantial doubt exists about the Company’s ability to continue as a going concern.

To alleviate the substantial doubt, management has pursued debt and equity financing opportunities. On July 16, 2026, the Company issued 20,000,000 Class A preferred shares to an institutional investor at $0.25 per share for gross proceeds of $5.0 million. Management intends to use the proceeds to fund the Company’s operations and working capital requirements and will continue to seek additional financing as necessary. However, there can be no assurance that additional financing will be available on acceptable terms or at all. If management is unable to execute its plans, there could be a material adverse effect on the Company’s business and financial condition. The financial statements have been prepared on a going concern basis and do not include any adjustments that might result from the outcome of this uncertainty.